Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2005

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Massa B. Cressall
Assistant VP, Strategy and Planning
Phone: (441) 278-0988
Fax: (441) 278-0493
email: mcressall@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,”“plan,” “believe,” “project,” “anticipate,”“seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2004.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2004 and December 31, 2003, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM — Not meaningful; NA — Not Applicable; LTM — Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.

CORPORATE ORGANIZATION CHART

iii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		Previous Quarter Change	Previous Year to Date Change

		2005	2004	2005	2004

HIGHLIGHTS	Net income	$110,017	$114,756	$206,276	$215,628	(4.1)%	(4.3)%
	Operating income [a]	111,787	117,885	214,459	216,571	(5.2)%	(1.0)%
	Gross premiums written	403,189	350,661	1,105,680	1,071,292	15.0%	3.2%
	Net premiums earned	437,921	395,987	875,519	811,813	10.6%	7.8%
	Total assets	5,809,713	4,421,619	5,809,713	4,421,619	31.4%	31.4%
	Total shareholders’ equity	1,987,125	1,731,271	1,987,125	1,731,271	14.8%	14.8%

PER SHARE	Basic earnings per share
AND SHARES DATA	Net income (as reported)	$1.81	$1.81	$3.38	$3.38	0.1%	(0.0)%
	Operating income (as reported) [a]	$1.84	$1.86	$3.52	$3.40	(0.9)%	3.5%
	Diluted earnings per share
	Net income (as reported)	$1.67	$1.69	$3.11	$3.16	(1.4)%	(1.5)%
	Operating income (as reported) [a]	$1.69	$1.74	$3.24	$3.17	(2.5)%	2.0%
As Reported	Weighted average common shares outstanding	60,632	63,334	60,960	63,709	(4.3)%	(4.3)%
	Weighted average common shares outstanding
	and dilutive potential common shares	66,063	67,919	66,276	68,244	(2.7)%	(2.9)%
Book Value	Book value [b]	$33.01	$27.83	$33.01	$27.83	18.6%	18.6%
Per Share	Diluted book value (treasury stock method) [b]	$30.01	$25.81	$30.01	$25.81	16.3%	16.3%

FINANCIAL RATIOS	Return on average equity (ROAE), net income [c]	5.7%	6.6%	10.7%	12.8%	(0.9)%	(2.1)%
	ROAE, operating income [a] [c]	5.8%	6.7%	11.1%	12.8%	(1.0)%	(1.7)%
	Return on beginning equity (ROBE), net income	5.8%	6.5%	11.1%	13.1%	(0.7)%	(2.0)%
	ROBE, operating income [a]	5.9%	6.7%	11.5%	13.2%	(0.7)%	(1.7)%
	Annualized ROAE, net income [c]	22.7%	26.3%	21.4%	25.5%	(3.5)%	(4.1)%
	Annualized ROAE, operating income [a] [c]	23.1%	27.0%	22.3%	25.7%	(3.9)%	(3.4)%
	Annualized ROBE, net income	23.4%	26.0%	22.2%	26.2%	(2.7)%	(4.1)%
	Annualized ROBE, operating income [a]	23.8%	26.7%	23.0%	26.3%	(3.0)%	(3.3)%
	Annualized investment yield	3.8%	3.9%	3.8%	3.8%	(0.1)%	0.0%

	Loss ratio	52.3%	47.8%	54.8%	50.7%	4.5%	4.1%
GAAP	Acquisition expense ratio	20.4%	20.9%	20.1%	20.7%	(0.5)%	(0.6)%
	General and administrative expense ratio	9.2%	8.2%	8.4%	7.9%	1.0%	0.5%

	Combined ratio	81.9%	76.9%	83.3%	79.3%	5.0%	4.0%
STAT	Acquisition expense ratio	19.5%	20.2%	18.9%	20.1%	(0.7)%	(1.2)%
	General and administrative expense ratio	10.2%	9.3%	6.8%	6.0%	0.9%	0.8%

	Combined ratio	82.0%	77.3%	80.5%	76.8%	4.7%	3.7%

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 16 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 18.

[c]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME

	QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		YEAR ENDED DEC. 31, 2004

	2005	2004	2005	2004

UNDERWRITING REVENUES
Gross premiums written	$403,189	$350,661	$1,105,680	$1,071,292	$1,711,357
Premiums ceded	(8,599)	(62)	(11,912)	(3,686)	(14,337)

Net premiums written	394,590	350,599	1,093,768	1,067,606	1,697,020
Change in unearned premiums	43,331	45,388	(218,249)	(255,793)	(64,420)

Net premiums earned	$437,921	$395,987	$875,519	$811,813	$1,632,600
Other underwriting (losses) income	(145)	—	26	—	—

Total underwriting revenues	$437,776	$395,987	$875,545	$811,813	$1,632,600

UNDERWRITING EXPENSES
Losses and loss expenses	$228,916	$189,208	$479,975	$411,217	$937,330
Acquisition expenses	89,334	82,667	176,109	168,185	329,784
General and administrative expenses	40,432	32,537	73,978	64,304	133,725

Total underwriting expenses	358,682	304,412	730,062	643,706	1,400,839

Underwriting income	$79,094	$91,575	$145,483	$168,107	$231,761

OTHER OPERATING REVENUE/EXPENSES
Net investment income	$39,696	$28,944	$79,707	$53,619	$122,059
Interest expense	(5,612)	(834)	(11,083)	(1,662)	(9,959)
Amortization of intangibles	(1,158)	(944)	(2,378)	(1,888)	(3,990)

Total other operating revenue/expenses	$32,926	$27,166	$66,246	$50,069	$108,110

INCOME BEFORE OTHER ITEMS	112,020	118,741	211,729	218,176	339,871

OTHER
Net foreign exchange (losses)	($1,742)	($2,879)	($4,163)	($6,038)	($214)
Net realized (losses) gains on investments	592	(614)	(3,861)	4,562	6,130
Income tax benefit (expense)	(853)	(492)	2,571	(1,072)	9,797

NET INCOME	$110,017	$114,756	$206,276	$215,628	$355,584

KEY RATIOS/PER SHARE DATA
Loss ratio	52.3%	47.8%	54.8%	50.7%	57.4%
Acquisition expense ratio	20.4%	20.9%	20.1%	20.7%	20.2%
General and administrative expense ratio	9.2%	8.2%	8.4%	7.9%	8.2%

Combined ratio	81.9%	76.9%	83.3%	79.3%	85.8%

Weighted average basic shares outstanding	60,632	63,334	60,960	63,709	62,781
Weighted average dilutive shares outstanding	66,063	67,919	66,276	68,244	67,283

Basic EPS	$1.81	$1.81	$3.38	$3.38	$5.66
Diluted EPS	$1.67	$1.69	$3.11	$3.16	$5.28

ROAE [a]	5.7%	6.6%	10.7%	12.8%	20.3%

[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2005	DEC. 31, 2004

ASSETS
Cash and cash equivalents	$457,285	$271,143
Fixed maturity investments available for sale, at fair value	3,736,645	3,578,174
Investments in other ventures, under equity method	108,703	91,036
Premiums receivable, net	779,112	545,352
Deferred acquisition costs	225,647	195,419
Securities lending collateral	340,166	407,527
Prepaid reinsurance premiums	9,772	5,248
Losses recoverable	13,909	12,203
Accrued investment income	30,251	28,378
Intangible assets	51,272	47,107
Other assets	56,951	44,251

TOTAL ASSETS	$5,809,713	$5,225,838

LIABILITIES
Reserve for losses and loss expenses	$1,823,541	$1,549,661
Reserve for unearned premiums	1,109,880	897,605
Deposit liabilities	56,341	—
Reinsurance balances payable	56,400	70,507
Securities lending payable	340,166	407,527
Debt	391,291	391,280
Other liabilities	44,969	46,803

TOTAL LIABILITIES	$3,822,588	$3,363,383

SHAREHOLDERS’ EQUITY
Common shares
59,925 issued and outstanding (2004 - 61,255)	$59,925	$61,255
Additional paid-in capital	1,070,015	1,111,633
Accumulated other comprehensive income	31,433	39,473
Retained earnings	825,752	650,094

TOTAL SHAREHOLDERS’ EQUITY	$1,987,125	$1,862,455

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,809,713	$5,225,838

Book value per share	$33.01	$30.30
Diluted book value per share (treasury stock method)	$30.01	$27.91

RATIOS
Debt-to-capital	16.5%	17.4%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION

FOR THE SIX MONTHS ENDED JUNE 30, 2005

[a]	Prior to deposit accounting adjustments.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2005

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$99,342	$67,574	$31,750	$35,932	$105,079	$64,747	$404,424	($1,235)	$403,189

Net premiums written	$99,268	$67,574	$31,048	$32,410	$103,520	$62,005	$395,825	($1,235)	$394,590

Net premiums earned	$114,487	$61,926	$106,317	$26,318	$63,642	$79,154	$451,844	($13,923)	$437,921
Other underwriting income	—	—	—	—	—	—	—	(145)	(145)

Total underwriting revenues	$114,487	$61,926	$106,317	$26,318	$63,642	$79,154	$451,844	($14,068)	$437,776

UNDERWRITING EXPENSES
Losses and loss expenses	$62,996	$6,536	$79,398	$7,958	$40,233	$40,425	$237,546	($8,630)	$228,916
Acquisition expenses	31,981	8,593	29,996	2,977	3,325	16,764	93,636	(4,302)	89,334
General and administrative expenses	8,599	5,877	7,840	3,585	7,659	6,872	40,432	—	40,432

Total expenses	103,576	21,006	117,234	14,520	51,217	64,061	371,614	(12,932)	358,682

UNDERWRITING INCOME (LOSS)	$10,911	$40,920	($ 10,917)	$11,798	$12,425	$15,093	$80,230	($1,136)	$79,094

GAAP RATIOS
Loss ratio	55.0%	10.6%	74.7%	30.2%	63.2%	51.1%	52.6%	62.0%	52.3%
Acquisition expense ratio	27.9%	13.9%	28.2%	11.3%	5.2%	21.2%	20.7%	30.9%	20.4%
General and administrative expense ratio	7.5%	9.5%	7.4%	13.6%	12.0%	8.7%	8.9%	—	9.2%

Combined ratio	90.4%	34.0%	110.3%	55.1%	80.4%	81.0%	82.2%	92.9%	81.9%

STATUTORY RATIOS
Loss ratio	55.0%	10.6%	74.7%	30.2%	63.2%	51.1%	52.6%	62.0%	52.3%
Acquisition expense ratio	28.5%	14.6%	37.0%	8.7%	6.2%	29.3%	19.5%	—	19.5%
General and administrative expense ratio	8.7%	8.7%	25.3%	11.1%	7.4%	11.1%	10.2%	—	10.2%

Combined ratio	92.2%	33.9%	137.0%	50.0%	76.8%	91.5%	82.3%	62.0%	82.0%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2005

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals

UNDERWRITING REVENUES
Gross premiums written	$270,632	$178,264	$283,293	$59,306	$152,769	$248,273	$1,192,537	($86,857)	$1,105,680

Net premiums written	$270,558	$178,264	$280,831	$55,560	$151,300	$244,112	$1,180,625	($86,857)	$1,093,768

Net premiums earned	$233,072	$120,825	$224,362	$53,514	$124,106	$144,220	$900,099	($24,580)	$875,519
Other underwriting income	—	—	—	—	—	—	—	26	26

Total underwriting revenues	$233,072	$120,825	$224,362	$53,514	$124,106	$144,220	$900,099	($24,554)	$875,545

UNDERWRITING EXPENSES
Losses and loss expenses	$107,526	$17,306	$158,535	$47,290	$77,684	$86,140	$494,481	($14,506)	$479,975
Acquisition expenses	64,404	15,889	59,750	6,447	7,949	29,684	184,123	(8,014)	176,109
General and administrative expenses	15,214	10,683	17,145	5,809	10,752	14,375	73,978	—	73,978

Total expenses	187,144	43,878	235,430	59,546	96,385	130,199	752,582	(22,520)	730,062

UNDERWRITING INCOME (LOSS)	$45,928	$76,947	($ 11,068)	($ 6,032)	$27,721	$14,021	$147,517	($2,034)	$145,483

GAAP RATIOS
Loss ratio	46.1%	14.3%	70.7%	88.4%	62.6%	59.7%	54.9%	59.1%	54.8%
Acquisition expense ratio	27.6%	13.2%	26.6%	12.0%	6.4%	20.6%	20.5%	32.6%	20.1%
General and administrative expense ratio	6.5%	8.8%	7.6%	10.9%	8.7%	10.0%	8.2%	—	8.4%

Combined ratio	80.2%	36.3%	104.9%	111.3%	77.7%	90.3%	83.6%	91.7%	83.3%

STATUTORY RATIOS
Loss ratio	46.1%	14.3%	70.7%	88.4%	62.6%	59.7%	54.9%	59.0%	54.8%
Acquisition expense ratio	25.9%	12.5%	27.4%	9.9%	4.8%	21.7%	19.9%	32.6%	18.9%
General and administrative expense ratio	5.6%	6.0%	6.1%	10.5%	7.1%	5.9%	6.3%	—	6.8%

Combined ratio	77.6%	32.8%	104.2%	108.8%	74.5%	87.3%	81.1%	91.6%	80.5%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2005

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$97,981	$67,574	$31,750	$35,932	$105,079	$64,873	$403,189

Net premiums written	$97,907	$67,574	$31,048	$32,410	$103,520	$62,131	$394,590

Net premiums earned	$105,911	$61,927	$101,336	$26,317	$63,642	$78,788	$437,921
Other underwriting income	(373)	—	173	—	—	55	(145)

Total underwriting revenues	105,538	61,927	101,509	26,317	63,642	78,843	437,776

UNDERWRITING EXPENSES
Losses and loss expenses	$57,513	$6,536	$76,398	$7,958	$40,233	$40,278	$228,916
Acquisition expenses	29,663	8,593	28,093	2,977	3,325	16,683	89,334
General and administrative expenses	8,598	5,877	7,841	3,585	7,659	6,872	40,432

Total expenses	95,774	21,006	112,332	14,520	51,217	63,833	358,682

UNDERWRITING INCOME (LOSS)	$9,764	$40,921	($10,823)	$11,797	$12,425	$15,010	$79,094

GAAP RATIOS
Loss ratio	54.3%	10.6%	75.4%	30.2%	63.2%	51.1%	52.3%
Acquisition expense ratio	28.0%	13.9%	27.7%	11.3%	5.2%	21.2%	20.4%
General and administrative expense ratio	8.1%	9.5%	7.7%	13.6%	12.0%	8.7%	9.2%

Combined ratio	90.4%	34.0%	110.8%	55.1%	80.4%	81.0%	81.9%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$99,342	$67,574	$31,750	$35,932	$105,079	$64,747	$404,424

Net premiums written	$99,268	$67,574	$31,048	$32,410	$103,520	$62,005	$395,825

Net premiums earned	$114,487	$61,926	$106,317	$26,318	$63,642	$79,154	$451,844

UNDERWRITING EXPENSES
Losses and loss expenses	$62,996	$6,536	$79,398	$7,958	$40,233	$40,425	$237,546
Acquisition expenses	31,981	8,593	29,996	2,977	3,325	16,764	93,636
General and administrative expenses	8,599	5,877	7,840	3,585	7,659	6,872	40,432

Total expenses	103,576	21,006	117,234	14,520	51,217	64,061	371,614

UNDERWRITING INCOME (LOSS)	$10,911	$40,920	($10,917)	$11,798	$12,425	$15,093	$80,230

GAAP RATIOS
Loss ratio	55.0%	10.6%	74.7%	30.2%	63.2%	51.1%	52.6%
Acquisition expense ratio	27.9%	13.9%	28.2%	11.3%	5.2%	21.2%	20.7%
General and administrative expense ratio	7.5%	9.5%	7.4%	13.6%	12.0%	8.7%	8.9%

Combined ratio	90.4%	34.0%	110.3%	55.1%	80.4%	81.0%	82.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2005

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$234,413	$178,264	$236,211	$59,306	$152,769	$244,717	$1,105,680

Net premiums written	$234,339	$178,264	$233,749	$55,560	$151,300	$240,556	$1,093,768

Net premiums earned	$216,672	$120,825	$216,701	$53,514	$124,106	$143,701	$875,519
Other underwriting income	(233)	—	191	—	—	68	26

Total underwriting revenues	216,439	120,825	216,892	53,514	124,106	143,769	875,545

UNDERWRITING EXPENSES
Losses and loss expenses	$97,734	$17,306	$154,037	$47,290	$77,684	$85,924	$479,975
Acquisition expenses	59,635	15,889	56,645	6,447	7,949	29,544	176,109
General and administrative expenses	15,214	10,683	17,145	5,809	10,752	14,375	73,978

Total expenses	172,583	43,878	227,827	59,546	96,385	129,843	730,062

UNDERWRITING INCOME (LOSS)	$43,856	$76,947	($10,935)	($6,032)	$27,721	$13,926	$145,484

GAAP RATIOS
Loss ratio	45.1%	14.3%	71.1%	88.4%	62.6%	59.8%	54.8%
Acquisition expense ratio	27.5%	13.2%	26.1%	12.0%	6.4%	20.6%	20.1%
General and administrative expense ratio	7.0%	8.8%	7.9%	10.9%	8.7%	10.0%	8.4%

Combined ratio	79.6%	36.3%	105.1%	111.3%	77.7%	90.4%	83.3%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company

UNDERWRITING REVENUES
Gross premiums written	$270,632	$178,264	$283,293	$59,306	$152,769	$248,273	$1,192,537

Net premiums written	$270,558	$178,264	$280,831	$55,560	$151,300	$244,112	$1,180,625

Net premiums earned	$233,072	$120,825	$224,362	$53,514	$124,106	$144,220	$900,099

UNDERWRITING EXPENSES
Losses and loss expenses	$107,526	$17,306	$158,535	$47,290	$77,684	$86,140	$494,481
Acquisition expenses	64,404	15,889	59,750	6,447	7,949	29,684	184,123
General and administrative expenses	15,214	10,683	17,145	5,809	10,752	14,375	73,978

Total expenses	187,144	43,878	235,430	59,546	96,385	130,199	752,582

UNDERWRITING INCOME (LOSS)	$45,928	$76,947	($11,068)	($6,032)	$27,721	$14,021	$147,517

GAAP RATIOS
Loss ratio	46.1%	14.3%	70.7%	88.4%	62.6%	59.7%	54.9%
Acquisition expense ratio	27.6%	13.2%	26.6%	12.0%	6.4%	20.6%	20.5%
General and administrative expense ratio	6.5%	8.8%	7.6%	10.9%	8.7%	10.0%	8.2%

Combined ratio	80.2%	36.3%	104.9%	111.3%	77.7%	90.3%	83.6%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

SIX MONTHS ENDED JUNE 30, 2005

Average equity [a]	$1,924,790

Net premiums earned	$875,519
Combined ratio	83.3%
Operating margin	16.7%
Premium leverage	0.45x

Implied ROAE from underwriting activity	7.6%

Average invested assets at amortized cost	$4,110,391
Investment leverage	2.14x
Year to date investment income yield, pretax	1.9%

Implied ROAE from investment activity	4.1%

Implied Pre-tax Operating ROAE, for period	11.7%

Implied Pre-tax Operating ROAE, annualized	23.5%

[a]	Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	2Q 2004		3Q 2004		4Q 2004		1Q 2005		2Q 2005		Year Ended December 31,

											2004		2003

Average equity	$1,747,187		$1,751,048		$1,816,640		$1,872,548		$1,934,883		$1,753,635		$1,431,158

Net premiums earned	$395,987		$409,487		$411,300		$437,598		$437,921		$1,632,600		$1,173,947

Operating leverage	0.23	x	0.23	x	0.23	x	0.23	x	0.23	x	0.93	x	0.82	x

Annualized operating leverage	0.91	x	0.94	x	0.91	x	0.93	x	0.91	x	0.93	x	0.82	x

Avg. invested assets at amortized cost	$3,010,450		$3,343,785		$3,744,102		$4,009,987		$4,187,712		$3,277,276		$2,124,518

Investment leverage	1.72	x	1.91	x	2.06	x	2.14	x	2.16	x	1.87	x	1.48	x

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF JUNE 30, 2005

Type of Investment	Fair Value	Percentage

Cash and equivalents	$457,285	10.6%
U.S. government and agencies	743,125	17.3%
Corporate securities	672,966	15.6%
Foreign government	205,276	4.8%
Municipals	153,527	3.6%
Asset-backed securities	485,671	11.3%
Mortgage-backed securities	1,476,080	34.3%
Investments in other ventures	108,703	2.5%

Total	$4,302,633	100.0%

Ratings	Fair Value	Percentage

U.S. Government and agencies	$743,125	17.3%
AAA/Aaa	2,836,912	65.9%
AA/Aa	218,042	5.1%
A/A	395,851	9.2%
BBB and below	—	—
Investments in other ventures/Not rated	108,703	2.5%

Total	$4,302,633	100.0%

Performance		June 30, 2005

Annualized yield, year to date [a]		3.9%
Duration [b]		2.42

Investment Income	Quarter Ended Mar. 31, 2005	Quarter Ended June 30, 2005

Income from investments in other ventures	$3,749	$168
Total net investment income	$40,011	$39,696

Note:	Cash, cash equivalents and short terms are shown net of investments pending settlement.

[a]	Annualized yield excludes realized and unrealized gains and losses on fixed maturity investments

[b]	Duration excludes investments in other ventures

ENDURANCE SPECIALTY HOLDINGS LTD.
PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW

	3Q 2004	4Q 2004	1Q 2005	2Q 2005

Unrealized holding gains (losses) on investments, period end	$16,091	$7,687	($31,797)	$14,519

Operating cash flow	$306,683	$263,020	$220,080	$252,105

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED SEPT. 30, 2004	QUARTER ENDED DEC. 31, 2004	QUARTER ENDED MARCH 31, 2005	QUARTER ENDED JUNE 30, 2005

Incurred related to:
Current year	$359,187	$243,542	$297,060	$256,664
Prior years	(50,932)	(25,684)	(46,001)	(27,748)

Total incurred	308,255	217,858	251,059	228,916

Paid related to:
Current year	(28,056)	(76,606)	($ 3,021)	($ 14,025)
Prior years	(21,801)	(36,557)	(86,769)	(94,706)

Total paid	(49,857)	(113,163)	(89,790)	(108,731)

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company	Deposit Accounting Adjustment [a]	Reported Totals

AT JUNE 30, 2005
Case reserves	$189,142	$33,722	$130,560	$52,511	$8,866	$89,633	$504,434	($2,377)	$502,057
Total reserves	391,239	60,699	606,885	95,659	377,968	304,684	1,837,134	(13,593)	$1,823,541

Case reserves / Total reserves	48.3%	55.6%	21.5%	54.9%	2.3%	29.4%	27.5%	17.5%	27.5%

IBNR / Total reserves	51.7%	44.4%	78.5%	45.1%	97.7%	70.6%	72.5%	82.5%	72.5%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,

		2005	2004	2005	2004

DILUTIVE SHARES	Average market price per share	$36.86	$34.37	$36.06	$34.29
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding	60,632	63,334	60,960	63,709

	Add: weighted ave. unvested restricted share units	593	200	592	137
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$14,000	$5,169	$14,000	5,169
	Less: restricted share units bought back via treasury method	(380)	(150)	(388)	(137)

	Add: weighted ave. dilutive warrants outstanding	7,202	7,243	7,202	7,243
	Weighted average exercise price per share	$18.37	$19.29	$18.37	$19.29
	Less: warrants bought back via treasury method	(3,590)	(4,065)	(3,669)	(4,075)

	Add: weighted ave. dilutive options outstanding	3,205	3,390	3,225	3,409
	Weighted average exercise price per share	$18.14	$19.75	$18.14	$19.68
	Proceeds from unrecognized option expense	$815	$2,888	$815	$2,888
	Less: options bought back via treasury method	(1,599)	(2,032)	(1,645)	(2,041)

	Weighted average dilutive shares outstanding	66,063	67,919	66,276	68,244

Note:	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP

	QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,

	2005	2004	2005	2004

Net income	$110,017	$114,756	$206,276	$215,628
Add (Less) after-tax items:
Net foreign exchange losses	2,201	2,693	4,492	5,109
Net realized losses (gains) on investments	(431)	436	3,691	(4,166)

Operating income	$111,787	$117,885	$214,459	$216,571

Weighted average common shares outstanding
Basic	60,632	63,334	60,960	63,709
Dilutive	66,063	67,919	66,276	68,244

Basic per share data
Net income	$1.81	$1.81	$3.38	$3.38
Add (Less) after-tax items:
Net foreign exchange (gains) losses	0.04	0.04	0.07	0.08
Net realized (gains) losses on investments	(0.01)	0.01	0.06	(0.07)

Operating income	$1.84	$1.86	$3.52	$3.40

Diluted per share data
Net income	$1.67	$1.69	$3.11	$3.16
Add (Less) after-tax items:
Net foreign exchange (gains) losses	0.03	0.04	0.07	0.07
Net realized (gains) losses on investments	(0.01)	0.01	0.06	(0.06)

Operating income	$1.69	$1.74	$3.24	$3.17

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING

Market Price per Share

$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00

65,819	65,970	66,112	66,248	66,376	66,498	66,613	66,724	66,829	66,929	67,025

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

		JUNE 30,		DEC. 31, 2004

		2005	2004

DILUTIVE SHARES	Price per share at period end	$37.82	$34.80	$34.20
OUTSTANDING:
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	60,205	62,206	61,473
	Add: unvested restricted share units	656	203	596
	Add: dilutive warrants outstanding	7,202	7,243	7,202
	Weighted average exercise price per share	$18.37	$19.29	$18.87
	Add: dilutive options outstanding	3,184	3,344	3,204
	Weighted average exercise price per share	$18.12	$19.83	$18.91

	Book Value	$1,987,125	$1,731,271	$1,862,455
	Add: proceeds from converted warrants	132,307	139,715	135,908
	Add: proceeds from converted options	57,702	66,304	60,582

	Pro forma book value	$2,177,134	$1,937,290	$2,058,945
	Dilutive shares outstanding	71,248	72,996	72,475

	Basic book value per share	$33.01	$27.83	$30.30
	Diluted book value per share	$30.56	$26.54	$28.41

DILUTIVE SHARES	Price per share at period end	$37.82	$34.80	$34.20
OUTSTANDING:
TREASURY STOCK	Basic common shares outstanding [b]	60,205	62,206	61,473
METHOD
	Add: unvested restricted share units	656	203	596
	Add: dilutive warrants outstanding	7,202	7,243	7,202
	Weighted average exercise price per share	$18.37	$19.29	$18.87
	Less: warrants bought back via treasury method	(3,498)	(4,015)	(3,974)
	Add: dilutive options outstanding	3,184	3,344	3,204
	Weighted average exercise price per share	$18.12	$19.83	$18.91
	Less: options bought back via treasury method	(1,526)	(1,905)	(1,771)

	Dilutive shares outstanding	66,224	67,076	66,729

	Basic book value per share	$33.01	$27.83	$30.30
	Diluted book value per share	$30.01	$25.81	$27.91

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares include vested restricted share units.

ENDURANCE SPECIALTY HOLDINGS LTD.
GROWTH IN BOOK VALUE PER SHARE

	SIX MONTHS ENDED JUNE 30, 2005	YEAR ENDED DECEMBER 31,
		2004	2003	2002

Net Income	$206,276	$355,584	$263,437	$102,066

Dividends Paid	(30,180)	(50,346)	(20,505)	—

Shareholders’ Equity	1,987,125	1,862,455	1,644,815	1,217,500

Return on Beginning Equity	11.1%	21.6%	21.6%

Dividend Payout Ratio [a]	1.6%	3.1%	1.7%

Dilutive Shares Outstanding	66,224	66,729	68,445	56,017

Diluted Book Value Per Share	$30.01	$27.91	$24.03	$21.73
(treasury stock method)

Growth in Diluted Book Value Per Share	7.5%	16.1%	10.6%

Total Return to Shareholders [b]	9.1%	19.2%	12.3%

[a]	Dividend Payout Ratio is calculated as dividends paid divided by beginning shareholders’ equity.

[b]	Total return to shareholders is calculated as the sum of Growth in Diluted Book Value Per Share and the Dividend Payout Ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 16 for a reconciliation of operating income to net income.

Return on Equity (ROE) is comprised using the average equity calculated as the arithmetic average of the beginning and ending equity balances for stated periods. The Company presents ROE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 18 for a reconciliation of diluted book value per share to basic book value per share.